Related Party Balance and Transactions	6 Months Ended
Jun. 30, 2018
Related Party Transactions [Abstract]
Related Party Balance and Transactions

NOTE 11:- RELATED PARTY BALANCE AND TRANSACTIONS

In January 2017, the Company’s shareholders approved that in addition to the directors’ fees to be paid to all of the Company’s directors commencing as of January 1, 2017, the Company will pay the Investor an additional monthly payment of approximately $4.6 (NIS 17.5) for time devoted to the Company by the Executive Chairman of the Board of Directors, who is also a co-owner of the Investor. In 2017 the Company’s consolidated audited financial statements reflected net income (before taxes), so such additional monthly payment increased to approximately $9 (NIS 35,000) going forward.

In addition, the Company’s shareholders approved a new engagement letter with a director of the Company (the “Director”), according to which the Director will be entitled to receive a commission of 2.5% of the net revenues received by the Company with respect to specific transactions introduced to the Company by the Director, subject to a detailed agreement to be entered into by the Director and the Company and the prior approval of any such transactions by the Company and the Audit Committee. As of June 30, 2018 no revenues were generated as a result of this agreement, therefore no commission was paid.

Balances with related parties:

	June 30, 2018	December 31, 2017

Accrued expenses	$44	$71

Loan from Shareholders, net	$-	$164

Related parties’ expenses:

	Six months ended June 30,
	2018	2017
	Unaudited

Directors and management fees	$92	$51

Amortization of shareholders’ convertible loans discount and BCF	$-	$19

Interest on shareholders’ convertible note and loans	$-	$125